UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure
Item 8.01.  Other Events

As noted previously on the Current Report on Form 8-K of Accuray Incorporated (“Accuray”) dated March 6, 2011 (filed March 7, 2011), Accuray entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated March 6, 2011, with TomoTherapy Incorporated, a Wisconsin corporation (“TomoTherapy”), and Jaguar Acquisition, Inc., a Wisconsin corporation and wholly owned subsidiary of Accuray (“Merger Sub”).  Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of certain closing conditions, Merger Sub will merge with and into TomoTherapy, with TomoTherapy surviving as a wholly owned subsidiary of Accuray (the “Merger”).

On March 7, 2011, at 8 a.m. Eastern Time, Accuray and TomoTherapy held a conference call with financial analysts and investors concerning the Merger.  The investor presentation relating to, and transcript of, such conference call, as well as a document reflecting certain key messages relating to the merger, are furnished herewith as Exhibits 99.1, 99.2 and 99.3, respectively.

The information contained in, or incorporated into, this Item 7.01 and Item 8.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Forward Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, may contain certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry and the transaction between Accuray and TomoTherapy.  Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K and the Exhibits hereto, including the expected structure and timetable for the transaction between Accuray and TomoTherapy, the transaction’s anticipated strategic and financial benefits, financial prospects and guidance, expectations regarding Accuray’s and TomoTherapy’s ongoing operations, employees, sales, product development and commercialization, synergies and economies of scale following the transaction, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or managements’ good faith belief as of that time with respect to future events.  You should not put undue reliance on any forward-looking statements.  Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include:  the satisfaction of closing conditions for the transaction between Accuray and TomoTherapy, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act; market conditions; the effect of the announcement of the transaction on Accuray’s and TomoTherapy’s respective businesses; the impact of any failure to complete the transaction; the risk that Accuray and TomoTherapy will not realize the anticipated benefits of the transaction; the potential inability to successfully operate or integrate TomoTherapy’s business; general industry and economic conditions; and other factors beyond the companies’ control and the risk factors and other cautionary statements described in Accuray’s and TomoTherapy’s filings with the SEC.  Please refer to the Risk Factors section of Accuray’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2010, and the Risk Factors set forth in TomoTherapy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for a further list and description of additional business risks, uncertainties, and other factors that may affect these statements.  Neither Accuray nor TomoTherapy intends to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

Important Additional Information

Accuray is not asking for your vote or soliciting proxies in connection with the Merger.  TomoTherapy is not asking for your vote or soliciting proxies in connection with the transaction at this time.  This Current Report on Form 8-K, including the Exhibits hereto, is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to purchase, shares of common stock of Accuray, nor does it constitute an offer to purchase, or a solicitation of an offer to sell, shares of common stock of TomoTherapy.  This Current Report on Form 8-K, including the Exhibits hereto, is not a substitute for the proxy statement that TomoTherapy will file, or the registration statement that Accuray will file, with the Securities and

Exchange Commission in connection with the transaction.  Before making any voting or investment decision with respect to the transaction, investors and shareholders of TomoTherapy are urged to read the proxy statement, registration statement and the other relevant materials when they become available because they will contain important information about the transaction. The proxy statement, registration statement and other relevant materials (when they become available), and any other documents filed by TomoTherapy or Accuray with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov; by contacting Accuray’s Investor Relations Department by email at trathjen@accuray.com, by phone at 408.789.4458, or by mail at Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089, USA; or  by contacting TomoTherapy’s Investor Relations Department by email at tpowell@tomotherapy.com, by phone at 608.824.2800 or by mail at  1240 Deming Way, Madison, WI 53717-1954 USA.

Item 9.01.  Financial Statements and Exhibits

Number	Description
99.1	Investor Presentation, dated March 7, 2011
99.2	Transcript of Conference Call, dated March 7, 2011
99.3	Accuray Acquisition of TomoTherapy — Key Messages

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACCURAY INCORPORATED

	By:	/s/ Darren J. Milliken
Darren J. Milliken
Date: March 7, 2011		Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Number	Description
99.1	Investor Presentation, dated March 7, 2011
99.2	Transcript of Conference Call, dated March 7, 2011
99.3	Accuray Acquisition of TomoTherapy — Key Messages